As filed with the Securities and Exchange Commission on August 13, 2002


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 13, 2002


                          POLO RALPH LAUREN CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   001-13057                     13-2622036
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(State or other jurisdiction of  (Commission File               (IRS Employer
        incorporation)                 Number)               Identification No.)


650 MADISON AVENUE, NEW YORK, NEW YORK                            10022
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 318-7000
                                                          ----------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1 Written Statement from the Chief Executive Officer, dated August 13, 2002.

         99.2 Written Statement from the Chief Financial Officer, dated August 13, 2002.



ITEM 9.  REGULATION FD DISCLOSURE.

         On August 13, 2002, in accordance with Order No. 4-460 of the Securities and Exchange Commission, sworn statements were submitted to the Securities and Exchange Commission by the principal executive officer and the principal financial officer of Polo Ralph Lauren Corporation. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   POLO RALPH LAUREN CORPORATION



                                   By:  /s/ Edward W. Scheuermann
                                        ---------------------------------------
                                        Name:   Edward W. Scheuermann
                                        Title:  Secretary



Dated:   August 13, 2002